                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 1, 1994

                              SCOTT PAPER COMPANY
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            (Exact name of registrant as specified in its charter)


Pennsylvania                      1-2300                       23-1065080
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(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)                 Identification
incorporation)                                                   Number)


       Scott Plaza
     Philadelphia, Pennsylvania                                 19113
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (610) 522-5000


                                     None
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         (Former name or former address, if changed since last report)



                               Page 1 of 6 Pages
                            Exhibit Index on Page 5

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Item 4.   Changes in Registrant's Certifying Accountants
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          (a) On August 31, 1994, the Company replaced Price Waterhouse as the principal accountants to audit the Company's financial statements, effective September 1, 1994. The action was approved by the Audit Committee of the Company's Board of Directors.

          Price Waterhouse's report on the Company's financial statements for fiscal years 1992 and 1993 did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

          During fiscal years 1992 and 1993 and the interim period subsequent to fiscal year 1993, there were no disagreements between the Company and Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Price Waterhouse, would have caused Price Waterhouse to make a reference to the subject matter of the disagreements in connection with its report.

          During fiscal years 1992 and 1993 and the interim period subsequent to fiscal year 1993, Price Waterhouse did not advise the Company (1) that the internal controls necessary for the Company to develope reliable financial statements do not exist, or (2) that information has come to Price Waterhouse's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management, or (3)(A) of the need to expand significantly the scope of its audit, or that information has come to Price Waterhouse's attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1993 (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause Price Waterhouse to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (B) due to Price Waterhouse's dismissal, or for any other reason, Price Waterhouse did not so expand the scope of its audit or conduct such further investigation, or (4)(A) that information has come to Price Waterhouse's attention that Price Waterhouse has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1993 (including information that, unless resolved to Price Waterhouse's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (B) due to Price Waterhouse's dismissal, or for any other reason, the issue has not been resolved to Price Waterhouse's satisfaction prior to its dismissal.

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          (b) On August 31, 1994, the Company engaged Coopers & Lybrand as the principal accountants to audit the Company's financial statements, effective September 1, 1994. The action was approved by the Audit Committee of the Company's Board of Directors. During fiscal years 1992 and 1993 and the interim period subsequent to fiscal year 1993, neither the Company nor anyone on its behalf consulted Coopers & Lybrand regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Coopers & Lybrand.


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                                  Signatures
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SCOTT PAPER COMPANY



                                    By:   /s/ Basil L. Anderson
                                         -----------------------------
                                         Basil L. Anderson
                                         Vice President, Treasurer and
                                              Chief Financial Officer

Date:  September 1, 1994

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                                 EXHIBIT INDEX
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Exhibit                                                          Page
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16                 Letter from Price Waterhouse dated
                   September 1, 1994 to the Commission           6

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